Mercantile Funds, Inc.

Supplement dated December 14, 2004

to the Class A, Class B, Class C and Institutional Shares

Statement of Additional Information

dated September 30, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”). IT SHOULD BE READ IN CONJUNCTION WITH SUCH SAI.

The second paragraph to the section entitled “When-Issued Purchases and Forward Commitments” on page 22 of the SAI under the section entitled “Investment Policies and Risks” is revised to read as follows:

When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Fund’s custodian will earmark cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will earmark portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to earmark additional assets in order to ensure that the value of the designated securities remains equal to the amount of the Fund’s commitment. The Funds expect that their commitments to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of their total assets. In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.